Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes

Note 16 - Income Taxes

A.	Israeli taxation:

The tax rate relevant to the Company in the years 2024, 2023 and 2022 was 23%.

As of December 31, 2024, the Company has net operating loss carryforwards for Israeli income tax purposes of approximately $24,730, which can be offset against future taxable income for an indefinite period of time.

The Company has final (considered final) tax assessments in Israel through the 2019 tax year.

B.	Deferred taxes reflect the net tax effects of carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s net deferred tax assets are as follows:

	As of December 31,
	2024	2023
	U.S. dollars in thousands
Deferred tax assets
Net operating loss carryforward	$5,688	3,315
Other temporary differences	95	71
Capitalized research and development costs	1,282	1,395
Operating lease liability	17	33
Vacation and convalescence accrual	67	50

Total deferred tax assets:	7,149	4,864

Deferred tax liability: Operating lease right-of-use assets	(19)	(35)

Total deferred tax liability	(19)	(35)

Net deferred tax assets:	7,130	4,829
Less: Valuation allowance	(7,130)	(4,829)

Net deferred tax asset	-	-

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences are deductible and net operating loss carryforward are available. Based on consideration of these factors, the Company recorded a valuation allowance as of December 31, 2024 and 2023 for all deferred tax assets not supported by reversing taxable temporary differences.

The portion of the valuation allowance for deferred tax assets for which subsequently recognized tax benefits would be applied directly to contributed capital was $782 thousand and $693 thousand in 2024 and 2023, respectively.

C.	During the years ended December 31, 2024 and 2023, the main reconciling item between the statutory income tax rate in Israel, the country of domicile of the Company (as noted in Note 16A) and the effective tax rate is mainly the recognition of valuation allowance in respect of deferred taxes relating to net operating loss carryforwards and other temporary differences due to the uncertainty of the realization of such deferred taxes.

The net change during the year ended December 31, 2024, 2023 and 2022 in the total valuation allowance amounted was $2,301 thousands, $1,813 thousands and $$1,419 thousands, respectively.

The movement of the valuation allowance (through income statement) is as follows:

	For the year ended December 31,
	2024	2023	2022
	U.S. dollars in thousands

Balance at the beginning of the year	4,829	3,016	1,607
Addition of valuation allowance	2,301	1,813	1,409

Net change in the valuation allowance	2,301	1,813	1,409

Balance at the end of the year	7,130	4,829	3,016